SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

27. SUBSEQUENT EVENTS

Dividends Declared

On February 11, 2021, Agnico Eagle announced that the Board approved the payment of a quarterly cash dividend of $0.35 per common share (a total value of approximately $84.9 million), payable on March 22, 2021 to holders of record of the common shares of the Company on March 1, 2021.

Acquisition of TMAC Resources Inc. ("TMAC")

On February 2, 2021, the Company completed the purchase of all the issued and outstanding shares of TMAC which owns and operates the Hope Bay mine, and also owns exploration properties in the Kitimeot region of Nunavut. The shares were acquired for approximately $226.0 million in cash consideration (C$2.20 per share). In connection with the transaction, TMAC's outstanding debt of $134.0 million was extinguished. The acquisition also triggered a one-time option to buy-back a 1.5% net smelter return royalty on Hope Bay from Maverix Metals Inc. which was purchased for $50.0 million. The Company is currently performing procedures to estimate the fair value of identifiable tangible and intangible assets acquired and liabilities assumed and to allocate the purchase price in the TMAC transaction, and will record the initial fair value estimates in the first quarter of 2021.